Exhibit 99.1

Press Release

Exar Announces Third Quarter Fiscal 2015 Financial Results

Company Reports Sequential Revenue Growth and Exceeds Profitability Expectations

February 4, 2015, Fremont, CA - Exar Corporation (NYSE: EXAR) a leading supplier of analog mixed-signal semiconductor components and system solutions serving the industrial and embedded, high-end consumer and infrastructure markets, today announced financial results for the Company's third fiscal quarter, ended on December 28, 2014.

Summary of Results

Revenue for the quarter was a record $44.3 million, up 2% from the prior quarter and an increase of 44% from the same quarter in the prior year.

On a non-GAAP basis gross margin was 50%, an increase of 280 basis points, operating income was $5.6 million, or 13% of revenue. Earnings Per Share (“EPS”) was $0.11, up from $0.05, or 120% from the prior quarter.

GAAP gross margin was 38%. Net operating loss was $6.5 million, or a loss per share of $0.14. The accompanying table provides a complete reconciliation of GAAP and non-GAAP results.

"It is clear that our advanced products are meeting the demanding requirements of our customers and that we are operating in an environment that rewards innovation. As we realize the revenue impact of these advanced products, we expect improved operating leverage and increased profitability." commented Exar President and CEO Louis DiNardo.

"While we serve thousands of customers in our broad based business, we provide high performance analog mixed-signal, power management, connectivity and system solutions that serve five targeted vertical segments; Flat Panel Displays for LCD TVs and Tablets, LED Lighting Solutions, Video Surveillance, Industrial Internet of Things Connectivity (“Industrial IoT”) and Data Center Storage Solutions. This unique combination of a stable industrial business coupled with success in select high growth vertical markets will allow us to deliver consistent profitable growth.” concluded Mr. DiNardo.

Market Update

Industrial and Embedded: including Video Surveillance, Industrial Process Control, Industrial IoT and Medical Electronics accounted for 46% of revenue.

The Company announced a broad licensing and collaboration agreement with Dahua Technology, in Hangzhou, China, highlighting Exar’s position as a leader in the emerging High Definition Composite Video Interface (HDCVI) standard for Video Surveillance.

High-End Consumer: including Flat Panel Displays for large screen LCD TVs, Tablets, Set Top Boxes and LED Lighting solutions accounted for 37% of revenue. The Company’s iML8683 and iML8684, AC step drivers, for LED lighting applications continue to register meaningful design wins in Korea, China, Taiwan and Europe. Additionally, recently introduced integrated Power Management ICs (“PMIC”) are driving new design wins in China, Taiwan, and Japan.

Infrastructure: including servers and enterprise networking, as well as carrier class communications equipment, accounted for 17% of revenue. Power Management and Data Compression design activity at top-tier OEMs remains robust. The Company’s recently introduced fully integrated Power Modules, with digital or analog controllers, offer the industry’s smallest package and highest performance solutions. The DX2040 compression card has demonstrated a 40% performance improvement in Hadoop benchmarking with a corresponding 7 to 1 decrease in the amount of storage required for large Hadoop clusters.

Outlook

For the fourth quarter ending March 29, 2015, the Company expects revenue to increase 2% to 5% sequentially, or in the range of $45.2 million to $46.5 million, and Non-GAAP EPS on a fully diluted basis to be in the range of $0.09 to $0.12.

Conference Call and Prepared Remarks

Exar is providing a copy of prepared remarks in combination with its press release. These remarks are offered to provide shareholders and analysts with additional time and detail for analyzing results in advance of the Company’s quarterly conference call. The remarks will be available at Exar’s Investor webpage in conjunction with the press release.

As previously scheduled, the conference call will begin today, February 4, 2015 at 4:45 pm EST (1:45 p.m. PST). The prepared remarks will not be read on the call. To access the conference call, please dial (719) 457-2689 or (888) 510-1785.  In addition, a live webcast will be available on Exar's Investor webpage.

An archive of the conference call webcast will be available on Exar's Investor webpage after the conference call's conclusion.

About Exar

Exar Corporation designs, develops and markets high performance integrated circuits and system solutions for the industrial & embedded systems communications, high-end consumer and infrastructure markets. Exar's broad product portfolio includes analog, display, LED lighting, mixed-signal, power management, connectivity, data management and video processing solutions. Exar has locations worldwide providing real-time customer support.

For more information, visit http://www.exar.com.

For Press Inquiries Contact: press@exar.com

For Investor Relations Contact:

Ryan Benton, SVP and CFO

Phone: (510) 668-7201

Email: investorrelations@exar.com

-Tables follow-

FINANCIAL COMPARISON

(In thousands, except per share amounts) (Unaudited)

Non-GAAP Results	THREE MONTHS ENDED						NINE MONTHS ENDED
	DECEMBER 28, 2014		SEPTEMBER 28, 2014		DECEMBER 29, 2013		DECEMBER 28, 2014		DECEMBER 29, 2013
Industrial & Embedded Systems	$20,506	46%	$19,656	45%	$18,429	60%	$59,029	49%	$52,870	55%
High-End Consumer	16,202	37%	16,362	38%	68	-%	37,896	32%	419	-%
Infrastructure	7,607	17%	7,304	17%	12,193	40%	23,339	19%	44,046	45%
Net Sales	$44,315	100%	$43,322	100%	$30,690	100%	$120,264	100%	$97,335	100%

Gross Profit	$21,971	49.6%	$20,283	46.8%	$14,906	48.6%	$57,986	48.2%	$49,659	51.0%
Operating Expenses	$16,403	37.0%	$17,797	41.1%	$13,158	42.9%	$49,240	40.9%	$38,494	39.5%
Income from operations	$5,568	12.6%	$2,486	5.7%	$1,748	5.7%	$8,746	7.3%	$11,165	11.5%
Net income	$5,415	12.2%	$2,496	5.8%	$1,977	6.4%	$8,771	7.3%	$11,909	12.2%
Net income per share
Basic	$0.11		$0.05		$0.04		$0.19		$0.25
Diluted	$0.11		$0.05		$0.04		$0.18		$0.24

GAAP Results	THREE MONTHS ENDED						NINE MONTHS ENDED
	DECEMBER 28, 2014		SEPTEMBER 28, 2014		DECEMBER 29, 2013		DECEMBER 28, 2014		DECEMBER 29, 2013
Industrial & Embedded Systems	$20,506	46%	$19,656	46%	$18,429	60%	$59,029	50%	$52,870	55%
High-End Consumer	16,202	37%	16,199	38%	68	-%	35,825	30%	419	-%
Infrastructure	7,607	17%	7,304	17%	12,193	40%	23,339	20%	44,046	45%
Net Sales	$44,315	100%	$43,159	100%	$30,690	100%	$118,193	100%	$97,335	100%

Gross Profit	$16,890	38.1%	$4,132	9.6%	$12,826	41.8%	$31,978	27.1%	$42,232	43.4%
Operating Expenses	$23,425	52.9%	$26,962	62.5%	$16,147	52.6%	$72,695	61.5%	$45,622	46.9%
Income (loss) from operations	$(6,535)	-14.7%	$(22,830)	-52.9%	$(3,321)	-10.8%	$(40,717)	-34.4%	$(3,390)	-3.5%
Net income (loss)	$(6,599)	-14.9%	$(23,352)	-54.1%	$(1,634)	-5.3%	$(42,056)	-35.6%	$5,654	5.8%
Net income (loss) per share
Basic	$(0.14)		$(0.50)		$(0.03)		$(0.89)		$0.12
Diluted	$(0.14)		$(0.50)		$(0.03)		$(0.89)		$0.12

Except for historical information contained herein, this press release and matters discussed on the conference call contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, the statements regarding the demand for our products and the anticipated trends in our sales and profits are forward-looking statements. The forward-looking statements are dependent on certain risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed herein. The Company urges investors to review in detail the risks and uncertainties and other factors described in its Securities and Exchange Commission, or SEC, filings, including, but not limited to, the “Risk Factors”, “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our public reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 30, 2014 and the Quarterly Reports on Form 10-Q for the quarter ended June 29, 2014 and September 28, 2014 which are on file with the SEC and are available on our Investor webpage and on the SEC website at www.sec.gov. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

The Company’s non-GAAP measures exclude charges related to stock-based compensation, amortization of acquired intangible assets and inventory step-up, impairment charges, restructuring charges and exit costs, provisions for dispute resolutions, merger and acquisition and related integration costs, certain income tax benefits and credits, certain warranty charges, net change in the fair value of contingent consideration, the write-down of deferred revenue under business combination accounting, and related income tax effects on certain excluded items. The Company excludes these items primarily because they are significant special expense and gain estimates, which management separates for consideration when evaluating and managing business operations. The Company’s management uses non-GAAP net income and non-GAAP earnings per share to evaluate its current operating results and financial results and to compare them against historical financial results.  Additionally, we disclose below the non-GAAP measure of free cash flow, which is derived from our net cash provided (used) by operations, less purchases of fixed assets and IP, plus proceeds from the sale of IP. Management believes these non-GAAP measures are useful to investors because they are frequently used by securities analysts, investors and other interested parties in evaluating the Company and provides further clarity on its profitability.

In addition, the Company believes that providing investors with these non-GAAP measurements enhances their ability to compare the Company’s business against that of its many competitors who employ and disclose similar non-GAAP measures.  This financial measure may be different from non-GAAP methods of accounting and reporting used by the Company’s competitors to the extent their non-GAAP measures include or exclude other items.  The presentation of this additional information should not be considered a substitute for net income or net income per diluted share or other measures prepared in accordance with GAAP.

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	DECEMBER 28,	SEPTEMBER 28,	DECEMBER 29,	DECEMBER 28,	DECEMBER 29,
	2014	2014	2013	2014	2013

Net sales	$35,919	$34,369	$21,846	$91,986	$70,682
Net sales, related party	8,396	8,790	8,844	26,207	26,653
Total net sales	44,315	43,159	30,690	118,193	97,335

Cost of sales:
Cost of sales (1)	20,113	19,747	12,393	52,127	36,576
Cost of sales, related party	3,099	3,471	3,556	10,408	11,619
Amortization of purchased intangible assets and inventory step-up cost	2,533	3,137	1,898	9,215	5,346
Restructuring charges and exit costs	2,052	4,305	17	6,384	122
Impairment of Intangibles	-	8,367	-	8,367	-
Warranty Reserve	(372)	-	-	(286)	1,440
Total cost of sales	27,425	39,027	17,864	86,215	55,103
Gross profit	16,890	4,132	12,826	31,978	42,232
Operating expenses:
Research and development (2)	10,035	10,369	6,929	28,647	20,245
Selling, general and administrative (3)	11,793	11,597	8,829	33,467	25,559
Impairment of Intangibles	-	3,917	-	3,917	-
Merger and acquisition costs	179	2,726	257	6,955	866
Restructuring charges and exit costs	1,418	2,265	74	4,052	1,389
Net change in fair value of contingent consideration	-	(3,912)	58	(4,343)	(2,437)
Total operating expenses	23,425	26,962	16,147	72,695	45,622
Loss from operations	(6,535)	(22,830)	(3,321)	(40,717)	(3,390)

Other income and expense, net:
Interest income and other, net	53	177	321	520	980
Interest expense	(46)	(494)	(39)	(1,026)	(117)
Total other income and expense, net	7	(317)	282	(506)	863

Loss before income taxes	(6,528)	(23,147)	(3,039)	(41,223)	(2,527)
Provision for (benefit from) income taxes	71	107	(1,405)	870	(8,181)

Net income (loss) before noncontrolling interests	(6,599)	(23,254)	(1,634)	(42,093)	5,654

Net income (loss) attributable to noncontrolling interests	-	98	-	(37)	-

Net income (loss) attributable to Exar	$(6,599)	$(23,352)	$(1,634)	$(42,056)	$5,654

Net income (loss) per share:
Basic	$(0.14)	$(0.50)	$(0.03)	$(0.89)	$0.12
Diluted	$(0.14)	$(0.50)	$(0.03)	$(0.89)	$0.12

Shares used in the computation of net income (loss) per share:
Basic	47,119	47,139	47,529	47,165	47,277
Diluted	47,119	47,139	47,529	47,165	48,815

(1) Stock based compensation included in Cost of sales	$496	$227	$165	$983	$519
(2) Stock based compensation included in R&D	442	870	566	2,124	1,395
(3) Stock based compensation included in SG&A	3,284	2,503	1,826	7,842	5,353

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

(Unaudited)

	DECEMBER 28,	SEPTEMBER 28,	MARCH 30,
	2014	2014	2014
ASSETS

Current assets:
Cash and cash equivalents	$52,622	$78,377	$14,614
Restricted cash	-	26,000	-
Short-term marketable securities	-	-	152,420
Accounts receivable, net	28,688	25,828	15,023
Accounts receivable, net related party	865	2,108	3,309
Inventories	33,066	31,223	28,982
Other current assets	5,487	5,323	3,549
Total current assets	120,728	168,859	217,897

Property, plant and equipment, net	20,673	17,212	21,280
Goodwill	44,871	45,106	30,410
Intangible assets, net	89,888	93,136	31,390
Other non-current assets	1,306	1,408	1,240
Total assets	$277,466	$325,721	$302,217
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$17,504	$17,737	$15,488
Accrued compensation and related benefits	6,283	5,175	4,174
Deferred income and allowances on sales to distributors	3,585	4,052	1,765
Deferred income and allowances on sales to distributors, related party	8,110	10,342	9,349
Short-term debt financing	-	26,000	-
Liability for acquisition of non-controlling interest	-	18,883	-
Other current liabilities	14,387	14,798	11,370
Total current liabilities	49,869	96,987	42,146

Long-term lease financing obligations	1,479	19	70
Other non-current obligations	5,405	5,476	6,626
Total liabilities	56,753	102,482	48,842

Stockholders' equity	220,713	223,239	253,375
Total liabilities and stockholders' equity	$277,466	$325,721	$302,217

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	DECEMBER 28,	SEPTEMBER 28,	DECEMBER 29,	DECEMBER 28,	DECEMBER 29,
	2014	2014	2013	2014	2013

GAAP net sales	$44,315	$43,159	$30,690	$118,193	$97,335
Deferred revenue write-down	-	163	$-	2,071	-
Non-GAAP net sales	$44,315	$43,322	$30,690	$120,264	$97,335

GAAP gross profit	$16,890	$4,132	$12,826	$31,978	$42,232
GAAP gross margin	38.1%	9.6%	41.8%	27.1%	43.4%
Stock-based compensation	496	227	165	983	519
Amortization of purchased intangible assets and inventory step-up	2,533	3,137	1,898	9,215	5,346
Warranty Reserve	-	-	-	-	1,440
Deferred revenue write-down and associated costs	-	115	-	1,059	-
Impairment of Intangibles	-	8,367	-	8,367	-
Restructuring charges and exit costs	2,052	4,305	17	6,384	122
Non-GAAP gross profit	$21,971	$20,283	$14,906	$57,986	$49,659
Non-GAAP gross margin	49.6%	46.8%	48.6%	48.2%	51.0%

GAAP operating expenses	$23,425	$26,962	$16,147	$72,695	$45,622
Stock-based compensation - R&D	442	870	566	2,124	1,395
Stock-based compensation - SG&A	3,284	2,503	1,826	7,842	5,353
Amortization of purchased intangible assets, technology license and inventory step-up	1,699	796	208	2,908	562
Impairment of Intangibles	-	3,917	-	3,917	-
Restructuring charges and exit costs, net	1,418	2,265	74	4,052	1,389
Merger and acquisition costs	179	2,726	257	6,955	866
Net change in fair value of contingent consideration	-	(3,912)	58	(4,343)	(2,437)
Non-GAAP operating expenses	$16,403	$17,797	$13,158	$49,240	$38,494

GAAP operating income (loss)	$(6,535)	$(22,830)	$(3,321)	$(40,717)	$(3,390)
Stock-based compensation	4,222	3,600	2,557	10,949	7,267
Amortization of purchased intangible assets, technology license and inventory step-up	4,232	3,933	2,106	12,123	5,908
Warranty Reserve	-	-	-	-	1,440
Deferred revenue write-down and associated costs	-	115	-	1,059	-
Impairment of Intangibles	-	12,284	-	12,284	-
Restructuring charges and exit costs	3,470	6,570	91	10,436	1,511
Merger and acquisition costs	179	2,726	257	6,955	866
Net change in fair value of contingent consideration	-	(3,912)	58	(4,343)	(2,437)
Non-GAAP operating income	$5,568	$2,486	$1,748	$8,746	$11,165

GAAP net income (loss)	$(6,599)	$(23,352)	$(1,634)	$(42,056)	$5,654
Stock-based compensation	4,222	3,600	2,557	10,949	7,267
Amortization of purchased intangible assets, technology license and inventory step-up	4,232	3,933	2,106	12,123	5,908
Warranty Reserve	-	-	-	-	1,440
Deferred revenue write-down and associated costs	-	115	-	1,059	-
Impairment Charges	28	12,284	-	12,312	-
Restructuring charges, exit costs	3,470	6,570	91	10,436	1,511
Merger and acquisition costs	189	3,181	257	7,867	866
Net change in fair value of contingent consideration	-	(3,912)	58	(4,343)	(2,437)
Net income attributable to nocontrolling interest	-	98	-	(37)	-
Income tax effects	(127)	(21)	(1,458)	461	(8,300)
Non-GAAP net income attribute to Exar	$5,415	$2,496	$1,977	$8,771	$11,909

GAAP net income (loss) per share
Basic	$(0.14)	$(0.50)	$(0.03)	$(0.89)	$0.12
Diluted	$(0.14)	$(0.50)	$(0.03)	$(0.89)	$0.12

Non-GAAP net income (loss) per share
Basic	$0.11	$0.05	$0.04	$0.19	$0.25
Diluted	$0.11	$0.05	$0.04	$0.18	$0.24

Shares used in the computation of Non-GAAP net income (loss) per share
Basic	47,119	47,139	47,529	47,165	47,277
Diluted	49,180	49,520	50,400	49,646	50,096

Net cash provided (used) by operations	$(5,914)	$(1,960)	$(5,409)	$(16,011)	$(857)
Less purchases of fixed assets and IP	(1,791)	(105)	(926)	(2,447)	(1,675)
Add proceeds from sale of IP	-	-	-	-	125
Free cash flow	$(7,705)	$(2,065)	$(6,335)	$(18,458)	$(2,407)

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